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                                                                     EXHIBIT 4.6

                          FIRST SUPPLEMENTAL INDENTURE

            FIRST SUPPLEMENTAL INDENTURE (this "First Supplemental Indenture"), dated as of May 4, 2006.

            Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture (as defined below).

            WHEREAS VeraSun Energy Corporation, as issuer (the "Issuer"), VeraSun Aurora Corporation, a South Dakota corporation, VeraSun Fort Dodge, LLC, a Delaware limited liability company, VeraSun Charles City, LLC, a Delaware limited liability company, and VeraSun Marketing, LLC, a Delaware limited liability company, as Subsidiary Guarantors, and Wells Fargo Bank, N.A., as trustee, are parties to an Indenture (as it may be amended or supplemented from time to time, the "Indenture"), dated as of December 21, 2005, relating to the Company's 9-7/8% Senior Secured Notes due 2012 (the "Notes");

            WHEREAS Section 9.1(5) of the Indenture allows the Issuer to add a Subsidiary Guarantor without notice or consent of any Holder.

            NOW, THEREFORE, for good and valuable consideration, the receipt of which is acknowledged, the parties hereto agree as follows:

            1.1 New Subsidiary Guarantor. By executing this First Supplemental Indenture and the Note Guarantee referred to in Section 1.2 hereof, VeraSun Welcome, LLC, a Delaware limited liability company ("VeraSun Welcome"), hereby agrees to guarantee the Issuer's obligations under the Notes on the terms and subject to the conditions set forth in Article XII of the Indenture and the Note Guarantee.

            1.2 Note Guarantee. VeraSun Welcome has duly executed and hereby delivers to the Trustee a Note Guarantee with respect to its obligations as a Subsidiary Guarantor under the Indenture. From and after the date hereof, VeraSun Welcome shall be a Subsidiary Guarantor for all purposes under the Indenture and the Notes.

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            IN WITNESS WHEREOF, the undersigned have caused this First
Supplemental Indenture to be duly executed as of the date first above written.

                                        VERASUN ENERGY CORPORATION,
                                        as Issuer

                                        By: /s/ Donald L. Endres
                                            ------------------------------------
                                        Name: Donald L. Endres
                                        Title: Chief Executive Officer

                                        By: /s/ Bruce A. Jamerson
                                            ------------------------------------
                                        Name: Bruce A. Jamerson
                                        Title: President

                                        VERASUN AURORA CORPORATION,
                                        as Guarantor

                                        By: /s/ Donald L. Endres
                                            ------------------------------------
                                        Name: Donald L. Endres
                                        Title: Chief Executive Officer

                                        By: /s/ Bruce A. Jamerson
                                            ------------------------------------
                                        Name: Bruce A. Jamerson
                                        Title: President

                                        VERASUN FORT DODGE, LLC,
                                        as Guarantor

                                        By: /s/ Donald L. Endres
                                            ------------------------------------
                                        Name: Donald L. Endres
                                        Title: Chief Executive Officer

                                        By: /s/ Bruce A. Jamerson
                                            ------------------------------------
                                        Name: Bruce A. Jamerson
                                        Title: President

                [Signature Page to First Supplemental Indenture]

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                                        VERASUN CHARLES CITY, LLC,
                                        as Guarantor

                                        By: /s/ Donald L. Endres
                                            ------------------------------------
                                        Name: Donald L. Endres
                                        Title: Chief Executive Officer

                                        By: /s/ Bruce A. Jamerson
                                            ------------------------------------
                                        Name: Bruce A. Jamerson
                                        Title: President

                                        VERASUN MARKETING, LLC,
                                        as Guarantor

                                        By: /s/ Donald L. Endres
                                            ------------------------------------
                                        Name: Donald L. Endres
                                        Title: Chief Executive Officer

                                        By: /s/ Bruce A. Jamerson
                                            ------------------------------------
                                        Name: Bruce A. Jamerson
                                        Title: President

                                        VERASUN WELCOME, LLC,
                                        as Guarantor

                                        By: /s/ Donald L. Endres
                                            ------------------------------------
                                        Name: Donald L. Endres
                                        Title: Chief Executive Officer

                                        By: /s/ Bruce A. Jamerson
                                            ------------------------------------
                                        Name: Bruce A. Jamerson
                                        Title: President

                [Signature Page to First Supplemental Indenture]

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                                        WELLS FARGO BANK, N.A.,
                                        as Trustee

                                        By: /s/ Timothy P. Mowdy
                                            ------------------------------------
                                        Name: Timothy P. Mowdy
                                        Title: Vice President

                [Signature Page to First Supplemental Indenture]